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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 30, 1999



                            METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-27168


         Delaware                                     95-4102687
 (State of incorporation)               (I.R.S. Employer Identification Number)


                   6303 Carpinteria Ave, Carpinteria, CA 93013
                    (Address of principal executive offices)


                                 (805) 566-6200
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K is to file a press release issued by MetaCreations Corporation on December 30, 1999 announcing the election of Howard Morgan as Chairman of the Board for MetaStream.com Corporation and other management changes. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    METACREATIONS CORPORATION
                                    (Registrant)



Date:  January 5, 2000              /s/JAY W. JENNINGS
                                    ---------------------------------------
                                    Jay W. Jennings
                                    Vice President and Chief Financial Officer













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                                INDEX TO EXHIBITS


Exhibit
Number          Description
-------         ------------
99.1            Press Release dated December 30, 1999 announcing the
                election of Howard Morgan as Chairman of the Board for
                MetaStream.com Corporation and other management changes.















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